Convertible redeemable non-controlling interests	12 Months Ended
Dec. 31, 2021
Convertible redeemable non-controlling interests
Convertible redeemable non-controlling interests

15. Convertible redeemable non-controlling interests

●	Investment in Mrfresh

Mrfresh Limited (“Mrfresh”), as the Group’s subsidiary, issued Series A and Series B convertible redeemable preferred share (“Mrfresh PS”) with an aggregated amount of RMB775.7 million cash and 12.8 million non-cash consideration to certain investors in 2018. Mrfresh, through its subsidiaries and VIE, primarily engaged in sales of fresh food, snacks, and beverages through the convenience go business. As of December 31, 2018, the preferred holders of Mrfresh held 49% equity interests in Mrfresh on a fully diluted basis and the Group is the controlling shareholder of Mrfresh. Pursuant to Mrfresh’s share purchase agreement, the Mrfresh PS issued to investors have the same rights as the existing ordinary shareholder of Mrfresh except that they have following privileges:

15. Convertible redeemable non-controlling interests (Continued)

Redemption rights

The holders of Mrfresh PS have the option to request Mrfresh to redeem those shares under certain circumstance: (1) a qualified initial public offering of Mrfresh has not occurred by the 5th anniversary after the issuance of Mrfresh PS (i.e February 28, 2023); (2) any occurrence of a material breach by the Mrfresh; (3) any material change of the relevant laws or other factors which has resulted or is likely to result in the Mrfresh’s inability to control and consolidate its PRC companies.

The redemption price should be equal to the original issue price plus simple interest on the original issue price at the rate of 12% per annum minus the dividends paid up to the date of redemption.

Liquidation rights

In the event of any liquidation, the holders of Mrfresh PS have preference over holders of ordinary shares. On a return of capital on liquidation, Mrfresh’s assets available for distribution among the investors shall first be paid to Mrfresh PS investors at the amount equal to the original issue price plus simple interest on the original issue price at the rate of 12% per annum minus the dividends paid up to the date of liquidation. The remaining assets of Mrfresh shall all be distributed to its ordinary shareholders.

As the redemption is at the holders’ option and is upon the occurrence of the events that are not solely within the control of the Company, these investors’ contributions in Mrfresh were accounted for as the Group’s redeemable non-controlling interests and were classified as Mezzanine equity. The Company recognized accretion to the respective redemption value of the Mrfresh PS as an increase of accumulated deficit over the period starting from issuance date.

In May, 2019, the Company acquired the outstanding Mrfresh PS held by the investors by a combination of RMB296.7 million cash consideration and 25,195,606 Series E1 Preferred Shares issued by the Company. Consequently, Mrfresh became a wholly owned subsidiary of the Company. The difference between the total of the fair value of the Series E1 preferred Shares issued and cash paid, and the carrying value of the Mrfresh PS exchanged was recorded as a deemed dividend to convertible redeemable non-controlling preferred shareholders.

●	Investment in Changshu Missfresh

In April, 2020, the Company entered into a series of investment agreements with a third party investor, and pursuant to the agreement, the third party investor agreed to invest RMB250 million in Changshu Missfresh. After the deduction of the prepaid management fee of RMB15 million, the Company received the net proceeds of RMB235 million. Upon the completion of the investment, the Group held over 92% of controlling equity interests in Changshu Missfresh.

Pursuant to investment agreements, the third party investor has the right to request the Company to redeem its equity interests in Changshu Missfresh at an agreed price in case of Missfresh’s failure to complete a Qualified IPO in 60 months commencing from March 2020, or Changshu Missfresh doesn’t meet its performance target (revenue and net profit) for the next five years on an accumulative basis. The agreed price is calculated based on cash investment to Changshu Missfresh plus the interest calculated from the quoted average interest rate of the bank loan market for the same period.

15. Convertible redeemable non-controlling interests (Continued)

As the redemption is at the holders’ option and is upon the occurrence of the events that are not solely within the control of the Company, the third party’s contributions in Changshu Missfresh were classified as mezzanine equity and is subsequent accreted to the redemption price using the agreed interest rate with a corresponding charge to the accumulated deficits.

The Company recognized accretion to the respective redemption value of the third party’s contribution as an increase of accumulated deficit over the period starting from issuance date.

The Company also granted the investor a right to exchange the equity interests then held by it for the Company’s Series F preferred shares at its original issuance price, within the six months preceding the fifth anniversary of the closing date of this investment. The Company determined that the conversion features do not meet the definition of a derivative as they cannot be net settled. Therefore, such feature was not bifurcated from the mezzanine classified non-controlling interests.

In May 2021, the third party investor converted its equity interest into the Company’s 6,818,048 Series F preferred shares at its original issuance price, and no gain or loss was recognized. Consequently, Changshu Missfresh became a wholly owned subsidiary of the Company.

The Company’s convertible redeemable non-controlling interest activities for the years ended December 31, 2019, 2020 and 2021 are summarized below:

		Changshu
	Mrfresh	Missfresh	Total
	Amount (RMB)	Amount (RMB)	Amount (RMB)
Balances as of January 1, 2019	855,321	—	855,321
Accretion of convertible redeemable non-controlling interests to redemption value	37,219	—	37,219
Deemed dividends to convertible redeemable non-controlling preferred shares holders	148,919	—	148,919
Repurchase of convertible redeemable non-controlling interests	(1,041,459)	—	(1,041,459)
Balances as of December 31, 2019	—	—	—
Issuance of convertible redeemable non-controlling interests, net of issuance costs	—	235,000	235,000
Accretion of convertible redeemable non-controlling interests to redemption value	—	6,750	6,750
Balances as of December 31, 2020	—	241,750	241,750
Accretion of convertible redeemable non-controlling interests to redemption value	—	4,296	4,296
Conversion of convertible redeemable non-controlling interest into convertible redeemable preferred shares		(246,046)	(246,046)
Balances as of December 31, 2021	—	—	—